Exhibit 10.1

AMENDMENT TO THE

SECURITIES PURCHASE AGREEMENT

This Amendment to the Securities Purchase Agreement (this “Amendment”), effective as of June 4, 2024, is made between ONEMEDNET CORPORATION, a corporation organized under the laws of the State of Delaware (the “Company”), and each investor identified on the signature pages hereto (each, including its successors and assigns, an “Investor” and collectively, the “Investors”).

RECITALS

WHEREAS, the Company and the Investors are parties to that certain Securities Purchase Agreement, dated as of March 28, 2024 (the “Agreement”); and

WHEREAS, the Company and the Investors desire to amend the Agreement to clarify their intentions with respect to the lock-up and the closings of the purchase of securities sold to each Investor.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. Section 2.2(a) of the Agreement is hereby replaced in its entirety with the following:

(a) Initial Tranche. Subject to the terms and conditions set forth herein, the Closing of the Initial Tranche shall occur, promptly following the date on which the Company shall have refiled, with the SEC, the registration statement on Form S-1 registering the Investor Shares issuable, pursuant to the Notes and Warrants. to be issued pursuant to the Initial Tranche and the Second Tranche, that includes the Company’s audited financial statements; provided that the proceeds from the Note or Warrants issued in the Initial Tranche shall be released in accordance with Section 2.2(e)(i) and 2.2(f), respectively.

2. Section 2.2(e)(i) of the Agreement is hereby replaced in its entirety with the following:

(i) $1,350,000.00 of the net proceeds of the Initial Tranche will be paid into the Escrow Account for distribution in accordance with Section 2.2(f) with the balance of $350,000, minus applicable closing costs, to be immediately released to the Company, pursuant to a closing statement executed by the Company and the Lead Investor, upon the Company’s refiling with the SEC of the registration statement on Form S-1 registering the Investor Shares issuable pursuant to the Notes and Warrants to be issued pursuant to the Initial Tranche and the Second Tranche that includes the Company’s audited financial statements;

3. Section 6.1(a)(xiii) of the Agreement is hereby replaced in its entirety with the following:

Lock-Up Agreements. The directors, officers and major shareholders (holders of 10% or more of the Company’s issued and outstanding Common Stock) of the Company shall have entered into a lock-up agreement, solely with respect to the Common Stock, in a form acceptable to by the Lead Investor, that shall provide that for a period of six months beginning on the date that the Registration Condition shall have been met, such Persons shall not sell into the market pursuant to Rule 144 or pursuant to a then effective registration statement any Common Stock.

4. For purposes of the Agreement, as amended hereby, each “Lock-Up Agreement” executed in connection with the Agreement, as to each Investor, the aggregate amount to be paid for Shares purchased under the Agreement, as amended hereby, as specified below such Investor’s name on the signature page of this Amendment and next to the heading “Subscription Amount,” in United States dollars and in immediately available funds.

5. In the event of any conflict between any information set forth on an Investor’s signature page to this Amendment and any information set forth on such Investor’s signature page to the Agreement, the information set forth on such Investor’s signature page to this Amendment shall supersede the information set forth on such Investor’s signature page to the Agreement.

6. Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to such terms as set forth in the Agreement.

7. This Amendment shall be effective as of the day and year first written above. Except as amended hereby, and as so amended, the Agreement shall remain in full force and effect and shall be otherwise unaffected hereby.

8. This Amendment may be executed in separate counterparts, each of such counterparts shall for all purposes be deemed to be an original and all such counterparts shall together constitute but one and the same instrument.

[signature pages follow]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to the Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

THE COMPANY: ONEMEDNET CORPORATION

By:	/s/ Aaron Green
Name:	Aaron Green
Title:	President and Chief Executive Officer

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOR INVESTORS FOLLOWS]

[INVESTOR SIGNATURE PAGES TO

AMENDMENT TO THE SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to the Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Investor:

Signature of Authorized Signatory of Investor: /s/ Jeremy Weech

Name of Authorized Signatory: Jeremy Weech

Title of Authorized Signatory: Authorized Signatory

Email Address of Authorized Signatory: Jeremy@helenapartners.com

Facsimile Number of Authorized Signatory: N/A

Address for Notice to Investor:

Address for Delivery of Securities to Investor (if not same as address for notice):

Funding Amount:

Principal amount of Note: